UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 4, 2025 (April 2, 2025)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-La-Ville Road, Suite 1141, Hamilton HM11, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

x	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	MHLD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2025, Maiden Holdings, Ltd. (“Maiden”) received a letter from the listing qualifications department staff of The Nasdaq Stock Market LLC (“Nasdaq”), notifying Maiden that for the last 30 consecutive business days the bid price of Maiden’s common shares, par value $0.01 per share (“Maiden shares” and each, a “Maiden share”), had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements of Nasdaq set forth in Listing Rule 5550(a)(2) (the “Rule”). Nasdaq’s notice has no immediate effect on the listing of Maiden’s common shares on The Nasdaq Capital Market, which shares continue to trade under the symbol “MHLD”.

In accordance with Listing Rule 5810(c)(3)(A), Maiden has 180 calendar days, or until September 29, 2025, to regain compliance with the Rule (the “Compliance Period”). To regain compliance, the closing bid price of Maiden’s shares must be at least $1.00 per share for a minimum of ten consecutive business days during the Compliance Period, after which ten consecutive business days Nasdaq would provide Maiden with written notice confirming compliance and the matter would be closed. If Maiden does not regain compliance by September 29, 2025, Maiden may be eligible for an additional 180 calendar day compliance period pursuant to Listing Rule 5810(c)(3)(A)(ii).

As previously announced, on December 29, 2024, Maiden entered into a Combination Agreement (as amended, the “Combination Agreement”) with Kestrel Group, LLC, a Delaware limited liability company (“Kestrel”), the equityholders of Kestrel (the “Kestrel Equityholders”), Ranger U.S. Newco LLC, a Delaware limited liability company (“US NewCo”), Ranger Bermuda Merger Sub Ltd, a Bermuda exempted company limited by shares and a direct wholly owned subsidiary of US NewCo (“Merger Sub 1”), Ranger Bermuda Topco Ltd, a Bermuda exempted company limited by shares (“Bermuda NewCo”), and Ranger Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Bermuda NewCo (“Merger Sub 2” and, together with Maiden, Kestrel, the Kestrel Equityholders, US NewCo, Merger Sub 1 and Bermuda NewCo, the “Parties”). On each of February 17, 2025 and March 24, 2025, the Parties entered into letter agreements amending the Combination Agreement. The Combination Agreement provides that, upon the terms and subject to the conditions set forth therein, Maiden and Kestrel will effect a transaction to combine their respective businesses through: (a) the contribution of all of the Class A units and Class B units of Kestrel owned by each Kestrel Equityholder to US NewCo, (b) the merger of Merger Sub 1 with and into Maiden (the “First Merger”), with Maiden surviving the First Merger as a direct wholly owned subsidiary of US NewCo and (c) the merger of Merger Sub 2 with and into US NewCo (the “Second Merger” and, together with the First Merger, the “Mergers”) with US NewCo surviving the Second Merger as a wholly owned subsidiary of Bermuda NewCo. Upon the consummation of the Mergers, Maiden and Kestrel will be wholly owned subsidiaries of Bermuda NewCo, which will be rebranded as Kestrel Group and renamed “Kestrel Group Ltd” following the closing of the transactions contemplated by the Combination Agreement (the “Transactions”).

Pursuant to the Combination Agreement, at the closing of the Transactions, (i) each issued and outstanding Maiden share, other than any Maiden share underlying outstanding options to purchase Maiden shares or that are unvested or subject to a risk of forfeiture, will be automatically canceled and converted into the right to receive one-twentieth (0.05) of a Bermuda NewCo common share, (ii) the Kestrel Equityholders will receive an aggregate of $40,000,000 in cash and 2,750,000 common shares of Bermuda NewCo and (iii) the Kestrel Equityholders will be entitled to receive in contingent consideration up to the lesser of (x) an aggregate number of Bermuda NewCo shares equal to $45,000,000 divided by certain volume weighted average prices of such shares, subject to the achievement of certain EBITDA milestones by the businesses that Kestrel conducted immediately prior to the closing and any extensions of such businesses or related or ancillary businesses existing thereafter, subject to other terms and conditions as set forth in the Combination Agreement and (y) 2,750,000 shares of Bermuda NewCo. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Combination Agreement, a copy of which is included in the proxy statement/prospectus (as defined below).

Upon consummation of the Transactions, (i) Maiden’s shares are expected to be delisted from the Nasdaq Capital Market, (ii) Bermuda NewCo’s common shares are expected to be listed for trading on the Nasdaq Capital Market and (iii) the exchange ratio of one-twentieth (0.05) of a Bermuda NewCo common share for each Maiden share is expected to result in a corresponding increase in the trading price of the Bermuda NewCo common shares immediately following the consummation of the Transactions, as compared to the price of the Maiden shares immediately prior to the consummation of the Transactions. There can be no assurance as to (a) the price of the Maiden common shares at any time prior to the consummation of the Transactions or (b) the price of the Bermuda NewCo common shares at any time following the consummation of the Transactions.

* * *

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, including statements in respect of the completion of the Transactions, listing of the Bermuda NewCo common shares on the Nasdaq Capital Market or the impact of the Transactions on Bermuda NewCo’s common share price, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified with the words “anticipate”, “believe”, “expect”, “predict”, “estimate”, “intend”, “plan”, “project”, “seek”, “potential”, “possible”, “could”, “might”, “may”, “should”, “will”, “would”, “will be”, “will continue” “will likely result” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this Current Report on Form 8-K should not be considered as a representation by Maiden, Kestrel, Bermuda NewCo or any other person that Maiden, Kestrel or Bermuda NewCo’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore, you should not place undue reliance on them. Important factors that could cause actual results to differ materially from those in such forward-looking statements are set forth in Item 1A “Risk Factors” in Maiden’s Annual Report on Form 10-K for the year ended December 31, 2024 and the proxy statement/prospectus.

Maiden cautions that the list of important risk factors in such documents is not intended to be and is not exhaustive. Maiden undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law, and all subsequent written and oral forward-looking statements attributable to Maiden, Kestrel and Bermuda NewCo or individuals acting on their behalf are expressly qualified in their entirety by this paragraph. If one or more risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual results may vary materially from what was projected. Any forward-looking statements in this Current Report on Form 8-K reflect the current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Maiden, Kestrel and Bermuda NewCo’s operations, results of operations, growth, strategy and liquidity. Readers are cautioned not to place undue reliance on the forward-looking statements which speak only as of the dates of the documents in which such statements were made.

Additional Information Regarding the Transactions and Where to Find It

In connection with the Transactions, Bermuda NewCo has filed a registration statement on Form S-4 (File No. 333-285664) with the Securities and Exchange Commission (“SEC”) that includes a prospectus with respect to Bermuda NewCo’s securities to be issued in connection with the Transactions and a proxy statement with respect to the Maiden shareholder meeting to approve the Transactions and related matters (the “proxy statement/prospectus”). Maiden and Bermuda NewCo may also file or furnish other documents with the SEC regarding the Transactions. This Current Report on Form 8-K is not a substitute for the registration statement, the proxy statement/prospectus or any other document that Maiden or Bermuda NewCo may file or furnish or cause to be filed or furnished with the SEC.

INVESTORS IN AND SECURITY HOLDERS OF MAIDEN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS.

Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus and other documents filed with or furnished to the SEC by Maiden or Bermuda NewCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Maiden:

Maiden Holdings, Ltd.
48 Par-La-Ville Road, Suite 1141
Hamilton HM 11 Bermuda
Attn: Corporate Secretary

Participants in the Solicitation

Each of Maiden, Bermuda NewCo and their respective directors, executive officers, members of management and employees, and Luke Ledbetter, President and Chief Executive Officer of Kestrel, and Terry Ledbetter, Executive Chairman of Kestrel, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from Maiden’s shareholders in connection with the Transactions. Information regarding Maiden’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Maiden’s annual report on Form 10-K for the fiscal year ended December 31, 2024, as amended, which was filed with the SEC on March 10, 2025 and amended on March 20, 2025 and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. A summary biography for each of Luke Ledbetter and Terry Ledbetter is set forth below:

Luke Ledbetter serves as President and Chief Executive Officer of Kestrel. Mr. Ledbetter previously served as Chief Underwriting Officer and Head of Business Development with State National Companies. During Mr. Ledbetter‘s tenure at State National, gross written premium grew to more than $2.5 billion annually. Mr. Ledbetter holds law degrees from Cambridge University and the University of Texas School of Law in addition to a B.A. from the University of Texas at Austin.

Terry Ledbetter serves as Executive Chairman of Kestrel. Mr. Ledbetter co-founded State National Companies in 1973 and served as Chairman, President and Chief Executive Officer until his retirement at the end of 2019. Mr. Ledbetter pioneered the dedicated fronting business model in the property & casualty industry and guided State National through its initial public offering in 2014 and sale to Markel Corporation in 2017. He received his B.B.A. from Southern Methodist University.

Neither of Luke Ledbetter or Terry Ledbetter own directly any securities of Maiden at this time.

Additional information regarding the identity of all potential participants in the solicitation of proxies to Maiden shareholders in connection with the Transactions and other matters to be voted upon at the Maiden shareholders meeting to approve the Transactions, and their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 4, 2025	MAIDEN HOLDINGS, LTD.

		By:	/s/ Patrick J. Haveron
Name: Patrick J. Haveron
Title: Chief Executive Officer and Chief Financial Officer